Exhibit 10.1

EXERCISE NOTICE

XENOMICS, INC.

WARRANT DATED OCTOBER 12, 2007

The undersigned Holder hereby irrevocably elects to purchase                       shares of Common Stock pursuant to the above referenced Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(i)            The undersigned Holder hereby exercises its right to purchase                                Warrant Shares pursuant to the Warrant.

(ii)           Pursuant to this Exercise Notice, the Company shall deliver to the holder                               Warrant Shares in accordance with the terms of the Warrant.

Dated: ,	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

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Warrant Shares Exercise Log

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

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XENOMICS, INC.

WARRANT ORIGINALLY ISSUED OCTOBER 12, 2007

WARRANT NO.

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                               the right represented by the above-captioned Warrant to purchase                          shares of Common Stock to which such Warrant relates and appoints                                  attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated:                                  ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

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SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made as of October       , 2007 between Xenomics, Inc., a Florida corporation (the “Company”), and the investors listed on Exhibit A hereto, each of which is herein referred to as an “Investor” and collectively, the “Investors”.

RECITALS:

WHEREAS, the Investors desire to purchase from the Company, and the Company desires to sell to the Investors, up to               shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1.             PURCHASE AND SALE OF SECURITIES.

1.1           Purchase and Sale of Securities. Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined below), the Company agrees to sell to the Investors, and each Investor agrees to purchase from the Company the number of shares of the Company’s Common Stock set forth opposite such Investor’s name on Exhibit A hereto (the “Securities”) at the per share purchase price of $0.50 (“Purchase Price”).

1.2           Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of the Company at 5:00 p.m., Eastern time on         , 2007, or such other location, time or date as the parties shall mutually agree, but only after the satisfaction or waiver of each of the conditions set forth in Sections 6 and 7 (the “Closing Date”).

1.3           Deliveries. At the Closing, the Company shall deliver to each Investor at the address set forth on such Investor’s signature page hereto, a certificate or certificates, registered in the name of the applicable Investor, representing the shares of Common Stock purchased by such Investor, and each Investor shall deliver to the Company the aggregate Purchase Price, by wire transfer of immediately available funds to the following account:

Bank:

Bank Contact:

ABA Number:

Account Name:

Account Number:

2.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

For purposes of this Section, all references to “Company” in Sections 2.1, 2.4 (with the exception of subsection (a) thereof), 2.7, 2.9 through 2.12, and 2.13 through 2.21 shall be deemed to be a reference to the Company and all of its direct and indirect subsidiaries. The Company hereby represents and warrants to each Investor that, except as set forth on a Schedule of Exceptions (the “Company Schedule of Exceptions”) attached hereto as Schedule A, which exceptions shall be deemed to be representations and warranties as if made hereunder:

2.1           Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has the requisite corporate power and authority to own or lease its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or in good standing would not have, individually or in the aggregate, a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” shall mean, as to any entity, any material adverse effect on the business, operations, conditions (financial or otherwise), assets or results of operations of that entity individually or of the Company and its subsidiaries as a whole.

2.2           Capitalization; Organizational Documents.

(a)           The authorized capital stock of the Company will consist immediately prior to the Closing of 100,000,000 shares of Common Stock, of which as of the date hereof, 21,241,023 shares are issued and outstanding, and 20,000,000 shares of preferred stock of the Company, of which, as of the date hereof, 95,600 shares of Series Convertible Preferred Stock are issued and outstanding. All of the issued and outstanding shares have been duly and validly issued and are fully paid and nonassessable and have been issued in accordance with all applicable federal and state securities laws. Except as disclosed in the Company Schedule of Exceptions, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens suffered or permitted by the Company. There are no preemptive rights or rights of first refusal or similar rights which are binding on the Company permitting any person to subscribe for or purchase from the Company shares of its capital stock pursuant to any provision of applicable law, the Certificate of Incorporation (as defined below) or the Company’s By-laws. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities, except for the anti-dilution provisions set forth in the Articles of Amendment Designating the Series A Convertible Preferred Stock of the Company and as set forth in the Company Schedule of Exceptions. The Company has made available to each Investor true and correct copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”).

(b)           Upon issuance of the Securities and payment of the Purchase Price therefor in accordance with the terms of this Agreement, the Securities will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any restrictions on transfer and any taxes, claims, liens, pledges, options, security interests, purchase rights, preemptive rights, trusts, encumbrances or other rights or interests of any other person (other than any restrictions under the Securities Act of 1933, as amended (the “Securities Act”).

2.3           Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue, sell and perform its obligations with respect to the Securities in accordance with the terms hereof, (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, except as disclosed on the Company Schedule of Exceptions and (c) this Agreement has been duly executed and delivered by the Company. This Agreement, when executed and delivered by the Company, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

2.4           No Conflicts. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby, will not (a) result in a violation of the Articles of Incorporation or By-laws of the Company, or (b) violate or conflict with, or result in a breach of, any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien on or against any of the material properties of the Company, any material note, bond, mortgage, agreement, license, indenture or instrument to which the Company is a party, or result in a violation of any statute, law, rule, regulation, writ, injunction, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound or affected, except where such violation, conflict, breach or other consequence would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and applicable blue sky laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations that the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof, except for those required pursuant to blue sky laws.

2.5           SEC Documents; Financial Statements. Except as disclosed in the Company Schedule of Exceptions, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing, and all other documents and registration statements heretofore filed by the Company with the SEC being hereinafter referred to as the “SEC Documents”). The Common Stock is currently traded on the Pink Sheets. The Company has delivered or made available to each Investor true and complete copies of the SEC Documents. As of their respective dates, except as disclosed in the Company Schedule of Exception, the SEC Documents complied in all material respects with the requirements of the Securities Act, and the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (except those SEC Documents that were subsequently amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as disclosed in the Company Schedule of Exceptions, as of their respective dates, the financial statements of the Company and its subsidiaries included (or incorporated by reference) in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present the financial position of the Company and its subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

2.6           Securities Law Exemption. Assuming the truth and accuracy of each Investor’s representations set forth in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

2.7           Litigation. All actions, suits, arbitrations or other proceedings or, to the Company’s knowledge, investigations pending or threatened against the Company that would have a Material Adverse Effect on the Company, are disclosed in the SEC Documents. There is no action, suit, proceeding or, to the Company’s knowledge, investigation that questions this Agreement or the right of the Company to execute, deliver and perform under same.

2.8           Use of Proceeds. The net proceeds from the sale of the Securities shall be used solely for general corporate and working capital purposes.

2.9           Intellectual Property. The Company owns, or has the contractual right to use, sell or license all intellectual property necessary or required for the conduct of its business as presently conducted and as proposed to be conducted, including, without limitation, all trade secrets, processes, source code, licenses, trademarks, service marks, trade names, logos, brands, copyrights, patents, franchises, domain names and permits. The Company has not received any communications alleging that the Company has violated or, by conducting its business presently conducted violates or will violate any intellectual property rights of any other person or entity.

2.10         Title to Property and Assets. The Company has good and marketable title to or, in the case of leases and licenses, has valid and subsisting leasehold interests or licenses in, all of its properties and assets (whether real or personal, tangible or intangible) free and clear of any liens or other encumbrances, except for liens or other encumbrances that do not, individually or in the aggregate, have a Material Adverse Effect. With respect to property leased by the Company, the Company has a valid leasehold interest in such property pursuant to leases which are in full force and effect, and the Company is in compliance in all material respects with the provisions of such leases.

2.11         Compliance with Laws. The Company is in compliance with all laws, rules, regulations, orders, judgments or decrees that are applicable to the Company, the conduct of its business as presently conducted, and the ownership of its property and assets (including, without limitation, all Environmental Laws (as defined below) and laws related to occupational safety, health, wage and hour, and employment discrimination). All required reports and filings with governmental authorities have been properly made as and when required, except where the failure to report or file would not, individually or in the aggregate, have a Material Adverse Effect. “Environmental Laws” means all federal, state, local and foreign laws, ordinances, treaties, rules, regulations, guidelines and permit conditions relating to contamination or pollution of the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or the protection of human health and worker safety, including, without limitation, laws and regulations relating to transportation, storage, use, manufacture, disposal or release of, or exposure of employees or others to, Hazardous Materials (as defined below) or emissions, discharges, releases or threatened releases of Hazardous Materials. “Hazardous Materials” means any substance that has been designated by any governmental entity or by applicable Environmental Laws to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to Environmental Laws, but excluding office and janitorial supplies maintained in accordance with Environmental Laws.

2.12         Licenses and Permits. The Company has obtained and maintains all material federal, state, local and foreign licenses, permits, consents, approvals, registrations, memberships, authorizations and qualifications required to be maintained in connection with the operations of the Company as presently conducted, the lack of which could have a Material Adverse Effect. The Company is not in default in any material respect under any of such licenses, permits, consents, approvals, registrations, memberships, authorizations and qualifications.

2.13         Related Entities. Except for the Subsidiaries set forth on the Company Schedule of Exceptions, the Company does not presently own or control, directly or indirectly, any interest in any other subsidiary, corporation, association or other business entity. Except for SpaXen Italia, S.R.L., the Company is not a party to any joint venture, partnership or similar arrangement.

2.14         Employee Benefit Plans. All “employee benefit plans,” as such term is defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to which the Company has any liability or obligation, contingent or otherwise, comply in all material respects and have been maintained and administered in material compliance with ERISA, the Internal Revenue Code of 1986, as amended (the “Code”), and all other statutes, orders and governmental rules and regulations applicable to such employee benefit plans.

2.15         Insurance. The Company has in full force and effect fire, casualty and liability insurance policies sufficient in amount (subject to reasonable deductibles) to allow the Company to replace any of its properties that might be damaged or destroyed to the extent and in the manner customary for companies in similar business similarly situated.

2.16         Employees. The Company does not have any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company.

2.17         Material Contracts. All contracts, agreements, instruments, leases, licenses, arrangements, understandings or other documents filed with or required to be filed as exhibits to the SEC Documents to which the Company therein is a party or by which it may be bound have been so filed (the “Material Contracts”). The Material Contracts that have been filed as exhibits are complete and correct copies of the contracts, agreements, instruments, leases, licenses, arrangement, understanding or other documents of which they purport to be copies. The Material Contracts are valid and in full force and effect as to the Company, and, to the Company’s knowledge, to the other parties thereto.

2.21         Brokers and Finders. Except as disclosed in the Schedule of Exceptions, the Company has not employed any broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement that would be entitled to a broker’s, finder’s or similar fee or commission in connection herewith and therewith.

2.22         Disclosure. This Agreement, Schedules and Exhibits hereto and all other documents delivered to the Investors in connection herewith or therewith at the Closing, do not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no facts that, individually or in the aggregate, would have a Material Adverse Effect that have not been disclosed to each Investor in this Agreement (including the Schedules and Exhibits hereto), the SEC Documents or any other documents delivered to each Investor in connection herewith or therewith at the Closing.

3.             REPRESENTATIONS AND WARRANTIES OF INVESTOR.

Each of the Investors, severally and not jointly, hereby represents and warrants to the Company as to itself and not as to any other Investor, that:

3.1           Organization. The Investor represents and warrants to, and covenants with, the Company that the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby.

3.2           Authorization; Enforcement. (a) The Investor has the requisite power and authority to enter into and perform its obligations under this Agreement, (b) the execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Investor, and (c) this Agreement has been duly executed and delivered by the Investor. To the knowledge of the Investor, no other proceedings on the part of the Investor are necessary to approve and authorize the execution and delivery of this Agreement. This Agreement, when executed and delivered, constitutes a valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

3.3           No Conflicts. The execution, delivery and performance of this Agreement by the Investor, and the consummation by the Investor of the transactions contemplated hereby will not (a) result in a violation of the organizational documents of the Investor, or (b) result in a violation of any statute, law, rule, regulation, writ, injunction, order, judgment or decree applicable to the Investor, except where such violation, conflict, breach or other consequence would not have a Material Adverse Effect. The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof.

3.4           Investment Representations.

(a)           The Investor is an “accredited investor”, as defined in Regulation D promulgated under the Securities Act, and has such knowledge, sophistication and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment in the Securities.

(b)           The Investor (i) has adequate means of providing for its current financial needs and possible contingencies, and has no need for liquidity of investment in the Company, (ii) can afford to hold unregistered Securities for an indefinite period of time and sustain a complete loss of the entire amount of the subscription, and (iii) has not made an overall commitment to investments which are not readily marketable that is so disproportionate as to cause such overall commitment to become excessive.

(c)           The Investor agrees and understands that the Securities are being offered and sold to the Investor in reliance upon specific exemptions from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder and that, in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities, the Company is relying upon the truth and accuracy of the Investor’s representations and warranties, and compliance with the Investor’s covenants and agreements, set forth in this Agreement. The Investor further agrees with the Company that (i) no Securities were offered or sold to the Investor by means of any form of general solicitation or general advertising, and in connection therewith, the Investor did not (1) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (2) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising. The Investor hereby acknowledges that the offering of the Securities has not been reviewed by the SEC or any state regulatory authority since the offering of the Securities is intended to be exempt from the registration requirements of

Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder. The Investor understands that the Securities have not been registered under the Securities Act and agrees not to sell or otherwise transfer the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

(d)           The Securities are being purchased by the Investor for its own account, for investment purposes only, not for the account of any other person, or corporation and not with a view to distribution, assignment or resale to others in whole or in part. The Investor has no present intention of selling, granting any participation in, or otherwise distributing the Securities. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, pledge, hypothecate, grant any option to purchase or otherwise dispose of any of the Securities. Nothing herein shall prevent the distribution of any Securities to any subsidiary, member, partner, stockholder, affiliate or former member, partner, stockholder or affiliate of the Investor in compliance with the Securities Act and applicable state “blue sky” laws.

(e)           The Investor has had access to the Company’s SEC Documents and other public filings.

(f)            With respect to corporate tax and other economic considerations involved in an investment in the Securities, the Investor is not relying on the Company. The Investor has carefully considered and has, to the extent the Investor believes such discussion necessary, discussed with its professional legal, tax, accounting and financial advisors the suitability of an investment in the Securities for its particular tax and financial situation and has determined that the Securities are a suitable investment for the Investor.

(g)           The Company has made available to the Investor all documents and information that the Investor has requested relating to an investment in the Securities.

(h)           Subject to the Company’s disclosures in this Agreement and the SEC Documents, the Investor recognizes that the Company has generated no revenues to date, is not expected to have any products commercially available for a number of years, if at all, and that investment in the Company involves substantial risks, including loss of the entire amount of such investment and has taken full cognizance of and understands all of the risk factors relating to the purchase of the Securities.

(i)            The Investor has not been formed for the specific purpose of acquiring the Securities.

4.             COVENANTS.

4.1           Confidentiality. Each Investor hereby acknowledges that unauthorized disclosure of information regarding the offering of the Securities pursuant to this Agreement may cause the Company to violate Regulation FD and each Investor agrees to keep such information confidential. The Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of such Investor, except (i) as required by the federal securities laws and in connection with the registration statement contemplated by this Agreement and (ii) to the extent such disclosure is required by law or trading market regulations.

4.2           Restrictions on Transfer.

(a)           Each Investor hereby agrees, severally and not jointly, that, except in accordance with a registration statement filed pursuant to Section 5.2 of this Agreement, it will not dispose of any of such Investor’s Securities (other than pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) or pursuant to a registration statement filed with the SEC pursuant to the Securities Act) unless and until such Investor shall have (A) notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (B) if requested by the Company, furnished the Company with an opinion of counsel, reasonably satisfactory in form and substance to the Company and the Company’s counsel, to the effect that such disposition will not require registration under the Securities Act. The restrictions on transfer imposed by this Section 4.2 shall cease and terminate as to the Securities held by an Investor when:  (x) such Securities shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, or (y) on delivery of an opinion of the kind described in the preceding sentence with respect to such Securities. Each certificate evidencing the Securities shall bear an appropriate restrictive legend as set forth in Section 4.2(b), except that such legend shall not be required after a transfer is made in compliance with Rule 144 or pursuant to a registration statement or if the opinion of counsel referred to above is issued and provides that such legend is not required in order to establish compliance with any provisions of the Securities Act. The Company agrees that pursuant to the prior sentence, it will, no later than five Business Days (“Business Day” shall mean any day banks are open for business in New York, New York) following (a) receipt by the Company’s transfer agent of a certificate representing Securities issued with a restrictive legend, accompanied by a certification of the Investor in form suitable for processing by the Company that a prospectus has been delivered (in the case of sale pursuant to prospectus, a “Prospectus Letter”) or customary supporting documentation, including legal opinion if required pursuant to Clause (B) above, “Supporting Documentation”) and (b) receipt by the Company of notice of such delivery to the transfer agent and Prospectus Letter or Supporting Documentation, as the case may be (such notice to be sent by facsimile to the attention of the Company’s president and CEO at the fax number set forth in Section 8.6 hereof) deliver or cause to be delivered (evidence of deposit for next day delivery with a nationally recognized overnight delivery service shall be deemed delivery) to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. In the event the Prospectus Letter or Supporting Documentation is not in form suitable for processing by to the Company, the five Business Days shall toll until the Company receives a Prospectus Letter or Supporting Documentation that is in form suitable for processing.

(b)           Notwithstanding the provisions of Section 4.2(a), no registration statement or opinion of counsel shall be necessary for a transfer by an Investor of the Securities to a subsidiary, member, partner, stockholder or affiliate of that Investor, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an Investor hereunder.

(c)           It is understood that, subject to Sections 4.2(a) and 4.2(b), the certificates evidencing the Securities will bear the following legends:

(i)            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION.

(ii)           Any legend required by the laws of any other applicable jurisdiction.

4.3           Securities Compliance. The Company shall take all action necessary to comply with any federal or state securities laws applicable to the transactions contemplated hereunder.

5.             CONDITIONS TO INVESTOR OBLIGATIONS AT CLOSING.

The obligations of the Investors to purchase the Securities at the Closing are subject to the fulfillment on or prior to the Closing of each of the following conditions:

5.1           Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except that any representations and warranties stated as being true and correct as of a date other than the date hereof shall be true and correct as of such other date.

5.2           Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3           Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state of the United States that are required in connection with the lawful issuance and sale of the Securities to the Investors pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

5.4           Proceedings and Documents. All corporate and other proceedings undertaken in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Investor, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

5.5           Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or delay the Closing, shall have been instituted against the Company before any court, arbitrator or governmental body, agency or official and shall be pending.

5.6           Compliance Certificate. The Company shall deliver to the Investors at the Closing, relating to the Investors’ purchase of Securities, a certificate signed by the Chief Executive Officer of the Company stating that the Company has complied with or satisfied each of the conditions to the Investors’ obligation to consummate the Closing set forth in Sections 6.1 through 6.5, unless waived in writing by the Investors.

5.7           Legal Prohibition. The purchase of the Securities by the Investors shall not be prohibited by any law or governmental order or regulation.

6.             CONDITIONS TO THE COMPANY’S OBLIGATIONS AT CLOSING.

The obligations of the Company under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

6.1           Representations and Warranties. The representations and warranties of each Investor contained in Section 3 shall be true in all respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except that any representations and warranties stated as being true and correct as of a date other than the date hereof shall be true and correct as of such other date.

6.2           Performance. Each Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

6.3           Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state of the United States that are required in connection with the lawful issuance and sale of the Securities to the Investors pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

6.4           Proceedings and Documents. All corporate and other proceedings undertaken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and its counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

7.             MISCELLANEOUS.

7.1           Survival of Warranties. The warranties, representations, agreements, covenants and undertakings of the Company or the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

7.2           Incorporation by Reference. All Exhibits and Schedules appended to this Agreement are herein incorporated by reference and made a part hereof.

7.3           Successor and Assignees. All terms, covenants, agreements, representations, warranties and undertakings in this Agreement made by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including transferees of any Securities) whether so expressed or not, subject to Section 5.7.

7.4           Amendments and Waivers. Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party against whom any change, discharge or termination is sought. Failure of either party to exercise any right or remedy under this Agreement or any other agreement between the Company and the Investors, or otherwise, or delay by the Company or the Investors in exercising such right or remedy, will not operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

7.5           Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

7.6           Notices. All notices, requests, consents, demands, notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile, or one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three days after being deposited as first class mail with the United States Postal Services, all charges or postage prepaid, and properly addressed:

to the Company at:

Xenomics, Inc.

One Deer Park Drive, Suite F
Monmouth Junction, NJ 08852

Tel:  (732) 438-8290

Fax:  (732) 438-8299

Attention:  Executive Chairman

with a copy (which shall not constitute notice) to:

Sichenzia Ross Friedman Ference LLP

1065 Avenue of the Americas

New York, New York 10018

Fax: (212) 930-9725

Attention: Jeffrey J. Fessler

or to the Investors at the address set forth opposite each Investor’s name on Exhibit A hereto or such other address as may be furnished in writing by a party hereto.

7.7           Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

7.8           Effect of Headings. The section and paragraph headings herein are included for convenience only and shall not affect the construction hereof.

7.9           Entire Agreement. This Agreement and the Exhibits and Schedules hereto and thereto constitute the entire agreement among the Company and the Investors with respect to the subject matter hereof. There are no representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements between the parties with respect to the Securities purchased hereunder and the subject matter hereof.

7.10         Publicity. Neither party shall originate any publicity, news release or other public announcement, written or oral, whether relating to the performance under this Agreement or the existence of any arrangement between the parties, without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed), except where such publicity, news release or other public announcement is required by law or by Section 4.1; provided that, in such event, each such party shall (a) promptly consult the other party in connection with any such publicity, news release or other public announcement prior to its release; (b) promptly provide the other party a copy thereof; and (c) use commercially reasonable efforts to ensure that such portions of such information as may reasonably be designated by the other party are accorded confidential treatment by the applicable governmental entity.

7.11         Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, such provision shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Agreement shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

7.12         Interpretation. This Agreement shall be construed according to its fair language. The rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

7.13         No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.14         Independent Nature of Investors’ Obligations and Rights.The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Investors with the same terms and form of this Agreement for the convenience of the Company and not because it was required or requested to do so by the Investors.

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written, by the duly authorized representatives of the parties hereto.

XENOMICS, INC.

By:

Name:

Title:

INVESTOR

Name of Person or Entity

By:
Name:
Title: